UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2011

UNITED COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

United States	0-51800	36-4587081
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

92 Walnut Street, Lawrenceburg, Indiana		47025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 537-4822

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 10, 2011, the Boards of Directors of United Community Bancorp (the “Company”), United Community MHC and United Community Bank adopted a Plan of Conversion and Reorganization providing for United Community MHC’s conversion from mutual to stock form and the concurrent sale to the public of United Community Bancorp’s approximate 59.3% ownership interest in the Company. Pursuant to the terms of the Plan, United Community MHC will merge with and into the Company, with the Company as survivor. Additionally, the Company will merge with and into new United Community Bancorp, a new Indiana corporation, which will serve as the holding company for United Community Bank, with new United Community Bancorp as survivor. Shares of the Company’s common stock, other than those held by United Community MHC, will be converted into shares of the new Indiana corporation pursuant to an exchange ratio designed to preserve their aggregate percentage ownership interest.

The new Indiana holding company will offer shares of its common stock for sale to United Community Bank’s eligible account holders and tax-qualified employee stock ownership plan in a subscription offering, in the manner, and subject to the priorities, set forth in the Plan of Conversion and Reorganization. If any shares remain unsold after the expiration of the subscription offering, the unsold shares will be offered for sale to members of the public in a community offering, and if necessary, a broker-assisted community offering. The highest priority will be depositors with qualifying deposits as of December 31, 2009.

The conversion and reorganization will be subject to approval of depositors of United Community Bank, the Company’s shareholders (including the approval of a majority of the shares held by persons other than United Community MHC) and the Office of Thrift Supervision.

The foregoing summary of the Plan of Conversion and Reorganization is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

A copy of the press release announcing the adoption of the Plan of Conversion and Reorganization is filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Shell Company Transactions: Not applicable

(d)	Exhibits

Number	Description

2.1	Plan of Conversion and Reorganization

99.1	Press Release Dated March 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANCORP
(Registrant)

Date: March 10, 2011	By:	/s/ William F. Ritzmann
William F. Ritzmann
President and Chief Executive Officer